UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2024

VROOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 W Sam Houston Pkwy S, Floor 4

Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(518) 535-9125

(Registrant’s telephone number, include area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VRM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership.

On November 13, 2024, Vroom, Inc. (the “Company”, and in the context of the Prepackaged Chapter 11 Case, the “Debtor”) commenced a voluntary proceeding (the “Prepackaged Chapter 11 Case”) under Chapter 11 of the United States Code, 11 U.S.C. §§ 101-1532, as amended from time to (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) under the name “In re Vroom, Inc.” The Debtor plans to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Debtor plans to seek approval of certain “first day” motions containing customary relief intended to assure the Debtor’s ability to continue its ordinary course operations. None of Vroom, Inc.’s subsidiaries are expected to commence Chapter 11 proceedings.

As previously disclosed, on November 12, 2024, the Company entered into a Restructuring Support Agreement (together with all exhibits and schedules thereto, the “RSA”) with creditors holding the overwhelming majority of the aggregate outstanding principal amount of the Company’s unsecured Convertible Senior Notes due 2026, issued on July 18, 2021 (the “Notes”) and the largest shareholder. The RSA contemplates a comprehensive restructuring of the Company’s debt obligations and capital structure to be implemented through a prepackaged plan of reorganization (the “Plan”) to be implemented through the Prepackaged Chapter 11 Case. The Plan is attached as an exhibit to the RSA.

For a description of the material terms of the RSA and the Plan, see “Restructuring Support Agreement” in Part II, Item 5. Other Information, (a) Disclosure in lieu of reporting on a Current Report on Form 8-K in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024 (File No. 001-39315), filed with the Securities and Exchange Commission on November 12, 2024 (the “10-Q”), which description is incorporated herein by reference.

The foregoing summary of the RSA, including the Plan, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the RSA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Prepackaged Chapter 11 Case described in Item 1.03 above constitutes an event of default, resulting in the immediate acceleration of the Company’s obligations to pay approximately $291.3 million in principal and interest under the Indenture, dated June 18, 2021, between the Company and U.S. Bank National Association, acting as trustee, which governs the Notes (the “Indenture”).

The Indenture provides that, as a result of the filing of the Prepackaged Chapter 11 Case, the principal, premium, if any, accrued and unpaid interest and any other monetary obligations due thereunder are immediately due and payable. However, any enforcement of such payment obligations has been stayed as a result of the filing of the Prepackaged Chapter 11 Case and is subject to the applicable provisions of the Bankruptcy Code. The Plan contemplates the termination of the Indenture.

Item 7.01	Regulation FD Disclosure.

Disclosure Statement

Pursuant to the RSA, the Company commenced the solicitation of votes on the Plan (the “Solicitation”) from certain noteholders on November 12, 2024 and will continue solicitation during the Chapter 11 Case of non-eligible noteholders and holders of equity interests and equity awards. In connection with the Solicitation, a disclosure statement (the “Disclosure Statement”) will be distributed to certain creditors and equity holders of the Company that are entitled to vote under the Plan, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor a solicitation of consents from any holders of securities, nor shall there be any sale of securities or solicitation of consents in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Any solicitation or offer will only be made pursuant to the Disclosure Statement and only to such persons and in such jurisdictions as is permitted under applicable law.

First Day Hearing and Docket and Other Information

The Debtor will notice a hearing for November 15, 2024, or such other date as stated on the docket, to seek emergency relief with respect to certain “first day” matters. A notice (“Notice of Commencement”) of the Prepackaged Chapter 11 Case, the combined hearing to consider approval of the Disclosure Statement and any objections thereto and to consider confirmation of the Plan and any objection thereto, applicable objection deadlines, summaries of the Plan, and related matters will be served on certain notice parties by the Company’s claims agent, Kurtzman Carson Consultants, LLC d/b/a Verita Global a form of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Participation at the hearing will only be permitted by an audio and video connection. The Debtor’s proposed claims and noticing agent has established a website (link below), which contains the Debtor’s filings on the Bankruptcy Court’s docket as well as instructions for how to participate in the hearing by audio and video connection. In addition, important information about the Chapter 11 Case, including court filings and other information may be found at the website. Such information may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. This website contains third-party content and is provided for convenience only. The documents and other information available on this website are not incorporated by reference into, and do not constitute a part of, this Current Report on Form 8-K. The website can be accessed at: https://www.veritaglobal.net/vrm.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Restructuring Support Agreement, dated November 12, 2024 (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-39315) filed on November 12, 2024)

99.1	Disclosure Statement for the Prepackaged Plan of Reorganization for Vroom, Inc. under Chapter 11 of the Bankruptcy Code, dated as of November 12, 2024.

99.2	Form of Notice of Commencement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Prepackaged Chapter 11 Case contemplated by the RSA, the recapitalization of debt, the impact on our ongoing operations and operating subsidiaries, the impact of the Prepackaged Chapter 11 Case on the Indenture, expected confirmation of the Plan, our solicitation of votes, our “first day” matters, and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements in this press release include: we are subject to risks and uncertainties associated with the Prepackaged Chapter 11 Case; we may not be able to obtain confirmation of the Plan outlined in the RSA; if the RSA is terminated, our ability to confirm and consummate the Plan outlined in the RSA could be materially and adversely affected; the RSA is subject to significant conditions and milestones that may be difficult for us to satisfy; trading in our securities is highly speculative and poses substantial risks. If the Plan outlined in the RSA becomes effective, the holders of our existing common stock will be diluted; following the effectiveness of the Plan outlined in the RSA, certain holders of claims or causes of action relating to the Notes, if they choose to act together, will have the ability to significantly influence all matters submitted to stockholders of the reorganized company for approval; our business could suffer from a long and protracted restructuring; as a result of the Prepackaged Chapter 11 Case, our historical financial information will not be indicative of our future performance; we are subject to claims that will not be discharged in the Prepackaged Chapter 11 Case, which could have a material adverse effect on our financial condition and results of operations; the Prepackaged Chapter 11 Case has consumed and is expected to continue to consume a substantial portion of the time and attention of our management, which may have an adverse effect on our business and results of operations, and we may experience increased levels of employee attrition; upon our emergence from bankruptcy, the composition of our Board of Directors may change; the Prepackaged Chapter 11 Case raises substantial doubt regarding our ability to continue as a going concern; our indebtedness and liabilities could limit the cash flow available for our operations, expose us to risks that could materially adversely affect our business, financial condition and results of operations and impair our ability to satisfy our debt obligations; we may be unable to satisfy a continued listing rule from Nasdaq, and if we are delisted, we may not be able to satisfy an initial listing rule from Nasdaq or another national securities exchange; our tax attributes and future tax deductions may be reduced or significantly limited as a result of the consummation of the Plan outlined in the RSA and any restructuring or reorganization in connection therewith; there are risks associated with the discontinuance of our ecommerce operations and wind-down of our used vehicle dealership business; we may not generate sufficient liquidity to operate our business; as well as the other important risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as updated by the 10-Q, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VROOM, INC.

Date: November 13, 2024	By:	/s/ Thomas H. Shortt
Thomas H. Shortt
Chief Executive Officer